EXHIBIT 99.1

June 1, 2004

Adelphia Communications Corporation
Senior Secured Credit Facilities
Senior Unsecured Bridge Facility
Amendment of Amended and Restated Commitment Letter

Adelphia Communications Corporation
5619 DTC Parkway
Greenwood Village, CO 80111

Attention:                                      William T. Schleyer, Chairman & Chief Executive Officer
Vanessa A. Wittman, Executive Vice President & Chief Financial Officer

Ladies and Gentlemen:

Reference is made to that certain amended and restated commitment letter executed on March 24, 2004 and effective as of February 24, 2004 (the “Commitment Letter”) among Adelphia Communications Corporation ( “Adelphia”), JPMorgan Chase Bank (“JPMCB”), Credit Suisse First Boston, acting through its Cayman Islands Branch (“CSFB”), Citicorp North America, Inc. (“Citigroup”), Deutsche Bank AG Cayman Islands Branch (“DB Cayman” and, together with JPMCB, CSFB and Citigroup, the “Initial Lenders”), J.P. Morgan Securities Inc. (“JPMSI”), Citigroup Global Markets Inc. (“CGMI”) and Deutsche Bank Securities Inc. (“DBSI” and, together with JPMSI, CSFB and CGMI, the “Arranger Group”).  Terms used but not defined in this Amendment Letter have the meanings assigned thereto in the Commitment Letter.

Each of the undersigned agrees that, effective on and as of the date hereof:

1.                                          The first sentence of the 14th paragraph of the Commitment Letter is amended by changing the words “and reasonable fees, charges and disbursements of one counsel” contained in clause (ii) of such sentence to “and, on a current monthly basis, reasonable fees, charges and disbursements of one counsel”.

2.                                          The third sentence of the 19th paragraph of the Commitment Letter is amended by changing the date specified in the second line of such sentence from “May 25, 2004” to “June 30, 2004”.

3.                                          The fourth sentence of the 19th paragraph of the Commitment Letter is amended by changing the date specified in clause (v) of such sentence from “December 31, 2004” to “June 30, 2005”, which new date shall be the Initial Date for all purposes of the Commitment Letter and the other Commitment Documents.

4.                                          The 19th paragraph of the Commitment Letter is amended by adding the following sentence at the end of such paragraph:

“Furthermore, the Company shall have the right to terminate this Commitment Letter (including all, but not less than all, of the commitments of each Initial Lender and the obligations of each member of the Arranger Group) and the other Commitment Documents from and after the execution of a definitive sale or merger agreement by all parties thereto that has been approved by the Company’s board of directors for the sale to a non-affiliated third party or parties of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, or all or substantially all of the equity securities of the Company, in each case whether by way of asset sale, merger, consolidation or otherwise, provided that (x) the Company shall have paid all fees payable on the Payment Date to the Initial Lenders pursuant to the terms of the Fee Letter, it being agreed that the Initial Lenders shall be entitled to retain any and all fees and expenses paid on or prior to the date of effectiveness of such termination, (y) the Company shall have provided the Initial Lenders and the members of the Arranger Group with at least ten (10) business days’ written notice of such termination, setting forth therein the date of effectiveness of such termination, and (z) the Company shall have paid in full all accrued expenses payable by it pursuant to the Commitment Documents to and including the date of effectiveness of such termination (the exercise of such termination by the Company as contemplated by this sentence is referred to herein as the “Company Sale Termination Right”).”

5.                                          The Sections entitled “Litigation” contained in Schedule III to Exhibit A to the Commitment Letter and in Schedule III to Exhibit B to the Commitment Letter are amended by replacing the words “the Securities and Exchange Commission” contained in the third sentence thereof with the words “the Securities and Exchange Commission, the U.S. Attorney’s Office for the Southern District of New York or the U.S. Department of Justice”.

6.                                          The Sections entitled “Rigas Managed Entities” contained in Schedule III to Exhibit A to the Commitment Letter and in Schedule III to Exhibit B to the Commitment Letter are amended to read in their entirety as follows:

“Rigas Managed Entities:  The Credit Parties shall continue to manage the Rigas Managed Entities.”

7.                                          The Sections entitled “Pro Forma EBITDA” contained in Schedule III to Exhibit A to the Commitment Letter and in Schedule III to Exhibit B to the Commitment Letter are amended by replacing clauses (i) and (ii) of each such Section with the following clauses:

“(i) if the Closing Date shall occur prior to June 30, 2004, the ratio of Total Debt to EBITDAR (the definitions of such terms to be mutually agreed to, it being understood that the “R” in EBITDAR means restructuring costs) determined for the most recently ended fiscal quarter and multiplied by four (“LQA EBITDAR”) at the Closing Date (calculating after giving effect to the Transaction) shall not be greater than 7.00 to 1.00, (ii) if the Closing Date shall occur on or after June 30, 2004 and on or prior to December 31, 2004, the ratio of Total Debt to LQA EBITDAR at the Closing Date (calculated after giving effect to the Transaction) shall not be greater than 6.75 to 1.00, and (iii) if the Closing Date shall occur after December 31, 2004, the ratio of Total Debt to LQA EBITDAR at the Closing Date (calculated after giving effect to the Transaction) shall not be greater than 6.50 to 1.00”.

In addition, the title of each such Section is amended by changing the phrase “Pro Forma EBITDA” to “Pro Forma EBITDAR”.

Except as expressly set forth herein, from and after the date hereof, the Commitment Letter (as amended hereby) shall remain in full force and effect on the terms set forth therein (after giving effect to the amendments contemplated hereby).  The parties hereto hereby acknowledge and agree that this Amendment Letter and the contents hereof may be disclosed to the same extent and subject to the same terms and conditions which govern the disclosure of the Commitment Letter as set forth therein.

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This Amendment Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement.  Delivery of an executed signature page of this Amendment Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof.  This Amendment Letter shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.  Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Amendment Letter (whether based on contract, tort or any other theory).

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Very truly yours,

JPMORGAN CHASE BANK

By:	/s/ Bruce Borden
Name: Bruce Bordn
Title: Vice President

J.P. MORGAN SECURITIES INC.

By:	/s/ Bruce Borden
Name: Bruce Borden
Title: Vice President

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

By:	/s/ Lauri Sivaslian
Name: Lauri Sivaslian
Title: Managing Director

By:	/s/ Sovonna Day-Goins
Name: Sovonna Day-Goins
Title: Director

CITICORP NORTH AMERICA, INC.

By:	/s/ Caesar W. Wyszomirski
Name: Caesar W. Wyszomirski
Title: Vice President

CITIGROUP GLOBAL MARKETS INC.

By:	Caesar W. Wyszomirski
Name: Caesar W. Wyszomirski
Title: Director

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

By:	/s/ David Mayhew
Name:David Mayhew
Title: Director

By:	/s/ Richard Khawam
Name: Richard Khawam
Title: Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Christopher Johnson
Name: Christopher Johnson
Title: Managing Director

By:	/s/ John Eydenberg
Name: John Eydenberg
Title: Managing Director

Accepted and agreed to as of the date first written above by:

ADELPHIA COMMUNICATIONS CORPORATION

By:	Vanessa A. Wittman
Name: Vanessa A. Wittman
Title: Executive Vice President and
Chief Financial Officer